Exhibit 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned hereby certifies, pursuant to, and as required by, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of EyeCash Networks, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September 22, 2004                 /s/  Chris Jensen
                                          -------------------------------------
                                               Chris Jensen
                                          Consultant performing certain
                                          services for the Company commonly
                                          performed by a Chief Executive Officer

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                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned, a consultant performing certain services for EyeCash Networks, Inc. commonly performed by a chief financial officer, hereby certifies, pursuant to, and as required by, 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of EyeCash Networks, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 22, 2004                /s/  Gilbert Serrano
                                          -------------------------------------
                                               Gilbert Serrano
                                          Consultant performing certain services
                                          for the Company commonly performed by
                                          a Chief Financial Officer